SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                                     FORM 8K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 21, 2002


                             CARSUNLIMITED.COM, INC.


             (Exact name of registrant as specified in its charter)


                                     Nevada


                 (State or other jurisdiction of incorporation)

                                     Nevada
                                      6399
                                   11-353520-4

         (Commission File Number)(I.R.S. Employer Identification Number)


                    (Address of principal executive offices)

              10 Cedar Swamp Rd., Ste 8, Glen Cove, New York 11542

       Registrant's telephone number, including area code: (516) 646-3349






Item 4. Changes in Registrant's Certifying Accountant




a) Former Accountants.


Effective April 21, 2002, Van Buren & Hauke, LLC resigned as the independent auditors for the Company. On April 21, 2002, the Company appointed the accounting firm of Bloom & Co., LLP, as the Company's new independent auditors, subject to shareholder ratification of such appointment on the Company's next annual meeting or, if called prior thereto, special shareholders' meeting. The Board selected Bloom & Co., LLP, which has public company and auditing experience.

The auditors' report from Van Buren & Hauke, LLC for the Registrant's the period from inception on March 7,2000 to December 31, 2000 were unqualified however the opinions contained an explanatory paragraph expressing uncertainty regarding the continuation of the Company as a going concern.

During the Registrant's most recent fiscal year, from inception on March 7, 2000 to December 31, 2000 and the subsequent interim periods preceding the change, there have been no disagreements with Van Buren & Hauke, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Prior to engaging Bloom & Co., LLP the Company consulted with Bloom and Co., LLP as to its qualifications, experiences and ability to audit the Company's financial statements. The Company and Bloom & Co., LLP did not have substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements and there are no reports nor written or oral advice provided by the new accountants' used in deciding to retain Bloom & Co., LLP. Further, as noted, there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Bloom & Co., LLP is expected to audit the Company's financial statements as of and for the period ended December 31, 2001. The Registrant has requested Van Buren & Hauke, LLC to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. A letter from Van Buren & Hawke, LLC addressed to the Securities and Exchange Commission stating whether it agrees with the above statements will be furnished to the Company within ten
(10) days of this 8-K filing.


(b) New Independent Accountants.

The Company requested that Bloom & Co., LLP review this amended Form 8-K/A filing and indicated the Company would file any letter with the SEC submitted by Bloom & Co., LLP that contained any new information, any clarification of the Company's expression of its views herein, or with respect to which Bloom & Co., LLP does not agree with the statements made by the Company herein in response to
Item 304(a) of regulation of S-K. Bloom & Co., LLP has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.


SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glen Cove, New York, on June 21, 2002.

CarsUnlimited.Com, Inc.





Date: June 10, 2002         By:  /s/ Anthony J. Genova Jr.


                                    Anthony J. Genova Jr.


                             President, Chief Executive Officer




EXHIBIT.   CONSENT OF VANU BUREN & HAUKE, LLC

Securities and Exchange Commission
Washington, D.C. 20549

RE.: CarsUnlimited. Com, Inc. Form 8-K/A, Dated June 10, 2002

We have read the Company's amended form 8-K/A, dated June 10, 2002 in which the Company discusses its change in certifying accountant.

We confirm that we agree with the statements contained in the Company's Form 8-K/A, dated June 10, 2002, and, in particular, that we have not had any disagreements in any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.